UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 15, 2009
Williams Partners L.P.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-32599 (Commission File Number)	20-2485124 (IRS Employer Identification No.)

One Williams Center Tulsa, Oklahoma (Address of principal executive offices)		74172-0172 (Zip Code)
Registrant’s telephone number, including area code: (918) 573-2000
NOT APPLICABLE
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
The information furnished below under Item 7.01, Regulation FD Disclosure, and Exhibits 99.1 and 99.2, is incorporated into this Item 2.02 by reference.
Item 7.01. Regulation FD Disclosure.
On April 15, 2009, Williams Partners L.P. (the “Partnership”) issued a press release announcing cash distribution guidance for 2009. The Partnership also announced its management’s outlook for full-year 2009 commodity prices and the corresponding effect on the Partnership’s distributable cash flow. The press release further announced that The Williams Companies, Inc. (“Williams) plans to waive its incentive distribution rights in the Partnership with respect to 2009 distribution periods and that Williams will provide the Partnership with additional general and administrative (“G&A”) expense credits for 2009. The credits will offset any increases in the G&A expense allocation from Williams to Williams Partners, up to $10 million, compared with the 2008 allocation level. The press release announced that management of the general partner of the Partnership will host a publicly accessible live Web cast and conference call at 9:00 a.m. (EDT) on April 16, 2009, to discuss the 2009 guidance and the additional support from Williams.
A copy of the Partnership’s press release announcing the foregoing, including the accompanying non-GAAP measure reconciliation schedule, and a copy of the slide presentation in connection with the Web cast and conference call scheduled for April 16, 2009, are furnished as Exhibits 99.1 and 99.2, respectively, to this current report on Form 8-K. Both exhibits are incorporated herein by reference. The slides in connection with the Web cast and conference call planned for April 16, 2009 will also be available on the Partnership’s website, http://www.williamslp.com, under the investor relations caption.
The information in this report (including Exhibits 99.1 and 99.2) is being furnished pursuant to Item 7.01, Regulation FD Disclosure, and Item 2.02, Results of Operations and Financial Condition, and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.
Item 9.01. Financial Statements and Exhibits.
          (a)     None
          (b)     None
          (c)     None
          (d)     Exhibits.

Exhibit Number	Description
Exhibit 99.1	Copy of the Partnership’s press release dated April 15, 2009 and its accompanying schedule.

Exhibit 99.2	Slide presentation in connection with the Web cast and conference call planned for April 16, 2009.
SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILLIAMS PARTNERS L.P.
By:	Williams Partners GP LLC,
its General Partner

Date: April 15, 2009	By:	/s/ William H. Gault
William H. Gault
Assistant Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 99.1	Copy of the Partnership’s press release dated April 15, 2009 and its accompanying schedule.

Exhibit 99.2	Slide presentation in connection with the Web cast and conference call planned for April 16, 2009.